Exhibit-10.15
          SUPPLEMENT NO. 1 dated as of May 1, 2006 to the GUARANTEE dated as of December 1, 2005, among each of the Guarantors listed on the signature pages thereto (each such subsidiary individually, a “Guarantor” and, collectively, the “Guarantors”), and CITICORP NORTH AMERICA, INC., as Collateral Agent for the lenders (the “Lenders”) from time to time parties to the Credit Agreement referred to below.
          A. Reference is made to the Credit Agreement, dated as of December 1, 2005 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among AVAGO TECHNOLOGIES FINANCE PTE. LTD. (company registration number 200512223N), a Singapore limited company (the “Singaporean Borrower” or the “Company”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD. (company registration number 200512203H), a Singapore limited company (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a Singapore limited company (“Avago” or “Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act, 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, the “Borrowers”), the lenders or other financial institutions or entities from time to time parties thereto (the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent and CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.
          C. The Guarantors have entered into the Guarantee in order to induce the Collateral Agent, the Syndication Agent and the Lenders and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuer to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Lenders or affiliates of Lenders to enter into Hedge Agreements with the Borrower. Section 9.11 of the Credit Agreement and Section 22 of the Guarantee provide that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders and the Letter of Credit Issuer to make additional Extensions of Credit and as consideration for Extensions of Credit previously made.
          Accordingly, the Collateral Agent and each New Guarantor agrees as follows:

          SECTION 1. In accordance with Section 22 of the Guarantee, each New Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.
          SECTION 2. Each New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.
          SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Borrower and the Collateral Agent. This Supplement shall become effective as to each New Guarantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Collateral Agent.
          SECTION 4. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.
          SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
          SECTION 6. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Singaporean Borrower at the Singaporean Borrower’s address set forth in Section 13.2 of the Credit Agreement.
          SECTION 8. Each New Guarantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for the Collateral Agent.

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          IN WITNESS WHEREOF, each New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

AVAGO TECHNOLOGIES SENSOR IP PTE. LTD.

By:	/s/ Rex Jackson

Name: Rex Jackson
Title: Director
Signature Page to Guarantee Supplement

AVAGO TECHNOLOGIES SENSOR (U.S.A.) INC.

By:	/s/ Rex Jackson

Name: Rex Jackson
Title: Director
Signature Page to Guarantee Supplement

Citicorp North America, Inc., as Collateral Agent

By:	/s/ C. P. Mahon

Name: C. P. Mahon
Title: Vice President
Signature Page to Guarantee Supplement